CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

DERIVED INFORMATION [05/24/2005]

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

[$238,256,918]

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

U.S. Bank National Association

Indenture Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. The Information contained herein is preliminary and subject to change.

The Information addresses only certain aspects of the applicable Note’s characteristics and thus does not provide a complete assessment or contain all material information about the Notes. As such, the Information may not reflect the impact of all structural characteristics of the Notes. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Notes discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes discussed in this communication has not been filed with the Securities and Exchange Commission. There shall not be any offer or sale of the Notes discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the Notes (“Offering Documents”) discussed in this communication for definitive Information on any matter discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373 or from the Securities and Exchange Commission’s website.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

[238,256,918] (Approximate)

Irwin Home Equity Mortgage Pass-Through Notes, Series 2005-B

Pricing Information

          Offered Securities (1):

Class	Approximate Class Principal Balance ($)	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings
Group 1					(S&P/Moody’s)
1A-1	[92,285,000]	Senior/Adj	LIBOR + []%	1.23	AAA/Aaa
1M-1	[15,450,000]	Mezzanine/Adj	LIBOR + []%	5.45	AA/Aa2
1M-2	[8,700,000]	Mezzanine/Fixed	[]%	4.50	A/A2
1M-3	[6,800,000]	Mezzanine/Fixed	[]%	4.27	BBB/Baa2
1M-4	[1,500,000]	Mezzanine/Fixed	[]%	4.20	BBB-/Baa3
1B-1(3)	[3,570,000]	Subordinate/Fixed	7.00%	4.16	BB+/Ba1
1B-2(3)	[1,491,942]	Subordinate/Fixed	7.00%	4.14	BB/Ba2
Group 1 Total	[129,796,942]

Group 2					(S&P/Moody’s/Fitch)
2A-1	[87,090,000]	Senior/Adj	LIBOR + []%	1.63	AAA/Aaa/AAA
2A-R(4)	[100]	Senior Residual	Variable	N/A	AAA/NR/NR
2M-1	[7,700,000]	Mezzanine/Adj	LIBOR + []%	4.70	AA/Aa2/AA
2M-2	[6,070,000]	Mezzanine/Adj	LIBOR + []%	4.29	A/A2/A
2M-3	[4,400,000]	Mezzanine/Adj	LIBOR + []%	4.14	BBB+/Baa2/BBB
2M-4	[1,460,000]	Mezzanine/Adj	LIBOR + []%	4.08	BBB/Baa3/BBB-
2B-1	[1,739,877]	Subordinate/Adj	LIBOR+ []%	4.05	BBB-/Ba2/BB+
Group 2 Total	[108,459,977]
Total	[238,256,918]

Non-Offered Securities:

Class	Approximate Class Principal Balance ($)	Bond Type	Coupon	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
CE	[0]	Group 1 Residual	N/A	N/A	N/A
G(5)	[0]	Group 2 Senior	Variable	N/A	AAA/(P)/AAA
SB	[0]	Group 2 Residual	0.00%	N/A	N/A

(1)

The collateral backing the Group 1 Notes are fixed rate HEL100 (CLTV<=100%) and HEL125 (CLTV>100% but <=125%) home equity loans and the collateral backing the Group 2 Notes are adjustable rate home equity lines of credit. All bonds are priced to call. Initial class balances will be +/- 5% of that indicated. For the Group 1 Notes: The collateral ramp for HEL100 assumes 15% CPR increasing by approximately [1.818%] to 35% CPR in month 12 and remains at 35% CPR thereafter and the collateral ramp for HEL125 assumes 10% CPR increasing by approximately [1.818%] to 30% CPR in month 12 and remains at 30% CPR thereafter. For the Group 2 Notes: The collateral ramp assumes 15% CPR increasing by approximately [1.909%] to 36% CPR in month 12 and remains at 36% CPR thereafter, 4% draw rate (CDR).

(2)	Coupons on the Offered Securities will be subject to a Net Funds Cap as described below.
(3)

These classes of Offered Securities may only be purchased privately by “qualified institutional buyers” as defined in Rule 144A of the Securities Act of 1933, as amended or a limited number of institutional investors in transactions exempt from the registration requirements of the Securities Act of 1933, as amended.

(4)	Non-economic residual with the tax liabilities of the REMIC.
(5)	The holder of the Class G Certificate will fund all Additional Balance Advance Amounts up to a maximum balance of 5% of the outstanding balance of the Loans.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston LLC.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicer:	Irwin Union Bank and Trust Company.
Indenture Trustee:	U.S. Bank National Association.

Cut-off Date:	May 1, 2005.
Deal Settlement:	On or about June 3, 2005.
Investor Settlement:	On or about June 3, 2005.
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in June 2005.
Offered Securities:

The Class 1A-1, Class 1M-1, Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1, Class 1B-2, Class 2A-1, Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4 and Class 2B-1 Notes and Class 2A-R Certificates. The Class 1B-1 and Class1B-2 Notes may only be purchased privately by “qualified institutional buyers” as defined in Rule 144A of the Securities Act of 1933, as amended or a limited number of institutional investors in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Privately Offered Notes”).

Accrual Periods:

With respect to the Group 1 Offered Notes other than the Class 1A-1 and Class 1M-1 Notes, the calendar month preceding the month of that Distribution Date. For the Class 1A-1 Notes, the Class 1M-1 Notes, and the Group 2 Offered Securities, the period commencing on the immediately preceding Distribution Date (in the case of the first Distribution Date, the closing date) and ending on the day immediately preceding the related Distribution Date.

Prefunding Amount:	None.

Delay Days:

24 days with respect to the Group 1 Offered Notes other than the Class 1A-1 and Class 1M-1 Notes, and 0 days with respect to the Class 1A-1 Notes, the Class 1M-1 Notes, and the Group 2 Offered Securities.

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement. It is expected that Class 1A-1, Class 1M-1, Class 1M-2, Class 1M-3, Class 1M-4, Class 2A-1, Class 2M-1, Class 2M-2, Class 2M-3, Class 2A-4 and Class 2B-1 Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	The Notes will not constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	The Group 1 Offered Securities will be treated as debt instruments. One or more REMIC elections will be made with respect to the Group 2 Offered Securities.
Optional Termination:	With respect to each Loan Group, 10% optional clean-up call as described in the Prospectus Supplement.
Maximum Pool Balance:	The initial aggregate principal balance of the related Loan Group.
Coupon Step-up:

If the optional clean-up call is not exercised, the pass-through margin will be increased by (i) with respect to the Class 1A-1 and the Class 2A-1 Notes, the lesser of (a) 50 basis points and (b) the respective initial pass-through margin of such Notes; and (ii) with respect to the Class 1M-1, Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4 Notes and Class 2B-1 Notes, the lesser of (x) 50 basis points and (y) half the respective initial pass-through margin of such Notes. If the optional clean-up call is not exercised, the pass-through rate on the Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1 and Class 1B-2 Notes will increase by 50 basis points.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Net Funds Cap:

For any Distribution Date and related Loan Group, will be the annual rate equal to a fraction, expressed as a percentage, (a) the numerator of which is (i) the amount of interest which accrued on the related Loan Group, minus (ii) the sum of (x) the servicing fee and (y) the trustee fee and (b) the denominator of which is the product of (i) the related Loan Group balance for the immediately preceding Distribution Date (or as of the cut-off date for the first distribution date) and (ii) (x) in the case of the Offered Securities other than the Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1 and Class 1B-2 Notes, the actual number of days in the immediately preceding interest accrual period divided by 360 and (y) in the case of the Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1 and Class 1B-2 Notes, 1/12.

Principal and Interest Advancing:	The servicer will not be obligated to make cash advances with respect to delinquent payments of principal and interest on the related mortgage loans.
Accrued Note Interest:	For each Class of Offered Securities, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related class principal balance.
Additional Balance:	With respect to Loan Group 2 and any Distribution Date, will be any new advances made to an obligor under a HELOC pursuant to the related credit line agreement during the related collection period.
Additional Balance Advance Amount:

With respect to Loan Group 2 and any Distribution Date, will be the sum of (a) the excess, if any, of (i) the aggregate principal amount of all Additional Balances for a Distribution Date over (ii) the Principal Remittance Amount related to the Loan Group 2 with respect to such Distribution Date plus (b) any Additional Balance Advance Amount remaining unpaid from the previous Distribution Date.

Interest Carry Forward Amount:

For each Class of Offered Securities, on any Distribution Date, shall equal the sum of (i) the excess of (x) the Accrued Note Interest for such Class with respect to the immediately preceding Distribution Date and any unpaid Interest Carry Forward Amount from the immediately preceding Distribution Date over (y) the amount actually distributed to such Class with respect to interest on such immediately preceding Distribution Date, and (ii) interest on such excess at the Pass-Through Rate for such Class.

Interest Remittance Amount:

For any Distribution Date and Loan Group, will equal the sum of (i) all interest collected (other than payaheads, if applicable) in respect of scheduled payments on the related Loan Group during the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all prepayments received on the related Loan Group during the related prepayment period, less (x) the sum of the servicing fee and trustee fee with respect to such Loan Group and (y) unreimbursed amounts due to the servicer or the trustee with respect to such mortgage loans, to the extent allocable to interest, (ii) all compensating interest paid by the servicer with respect to such mortgage loans and the related distribution date, (iii) the portion of any substitution amount or purchase price paid with respect to such mortgage loans during the calendar month immediately preceding that distribution date allocable to interest and (iv) all net liquidation proceeds and any other recoveries (net of unreimbursed servicing advances and expenses, to the extent allocable to interest, and unpaid servicing fees) collected with respect to such mortgage loans during the related collection period, to the extent allocable to interest.

Principal Remittance Amount:

For any Distribution Date and Loan Group, will be equal to the sum of (i) all principal collected (other than payaheads) in respect of scheduled payments on the related Loan Group during the related collection period (less unreimbursed servicing advances and other amounts due to the servicer and the trustee with respect to such mortgage loans, to the extent allocable to principal) and the principal portion of payaheads on the related Loan Group previously received and intended for application in the related collection period, (ii) all principal prepayments on such mortgage loans received during the related prepayment period, (iii) the outstanding principal balance of each mortgage loan in the related Loan Group repurchased during the calendar month immediately preceding that Distribution Date, (iv) the portion of any substitution amount paid with respect to any replaced mortgage loans in the related Loan Group during the calendar month immediately preceding that Distribution Date allocable to principal and (v) all net liquidation proceeds and any other recoveries (net of unreimbursed servicing advances and other expenses, to the extent allocable to principal) collected during the related collection period, to the extent allocable to principal.

Net Principal Collections

With respect to the Group 2 Loans, for any Distribution Date will be equal to the excess of (x) the Principal Remittance Amount for the collection period over (y) the sum of (A) the aggregate principal amount of all Additional Balances arising during the collection period and (B) the Additional Balance Advance Amount outstanding as of the opening of business on such Distribution Date.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Net Monthly Excess Cashflow

With respect to the Loan Group, for any Distribution Date will be equal to the excess of (x) the available funds for the related Loan Group for such Distribution Date over (y) the sum for such Distribution Date of (A) the monthly interest payable amounts for the related Securities, (B) the Principal Remittance Amount for the related Loan Group and (C) for the Group 2 Loans, any Additional Balance Advance Amount for the Class G Certificates.

Excluded Amount:

With respect to Loan Group 2 and any Distribution Date, the aggregate portion of the principal balance of any HELOC attributable to draws made after the date on which an Amortization Event is in effect. Excluded Amounts will not be transferred to the Trust but will be retained and reimbursed to the servicer, and the portion of the collections of principal and interest on the related HELOC for each related collection period will be allocated, pro rata, between the related Excluded Amount and the principal balance of such HELOC in the Trust in proportion to the respective amounts outstanding as of the end of the calendar month preceding such collection period.

Basic Principal Payment Amount	For any Distribution Date and the related Loan Group, the Net Principal Collections for such Distribution Date.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Group 1 Subordination
Class (Aggregated)	Expected Initial Credit Enhancement*	Expected Initial Target Credit Enhancement*	Expected Final Target Credit Enhancement**
1A-1	28.90	31.25	62.50
1M-1	17.00	19.35	38.69
1M-2	10.29	12.64	25.29
1M-3	5.06	7.41	14.81
1M-4	3.90	6.25	12.50
1B-1	1.15	3.50	7.00
1B-2	0.00	2.35	4.70

Group 2 Subordination
Class (Aggregated)	Expected Initial Credit Enhancement*	Expected Initial Target Credit Enhancement*	Expected Final Target Credit Enhancement**
2A-1	19.70	22.05	44.11
2M-1	12.60	14.95	29.91
2M-2	7.01	9.36	18.71
2M-3	2.95	5.30	10.60
2M-4	1.60	3.95	7.91
2B-1	0.00	2.35	4.70

* Prior to Stepdown date, based on the related Loan Group Balance on the Cut off Date.

** On or after related Group Stepdown date, based on the current related Loan Group Balance.

Overcollateralization:	With respect to the Group 1 Notes:

1. Before the Group 1 Stepdown Date, the required overcollateralization amount is initially [2.35]% of the Group 1 Maximum Pool Balance.
2. On and after the Group 1 Stepdown Date, the required overcollateralization amount is [4.70]% of the Group 1 outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of [0.50]% of the Group 1 Maximum Pool Balance.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

With respect to the Group 2 Notes:

1.     Before the Group 2 Stepdown Date, the required overcollateralization amount is the sum of (i) [2.35]% of the Group 2 Maximum Pool Balance and (ii) the product of the Group 2 Initial Senior Enhancement Percentage and the Class G Certificate balance.

2.     On and after the Group 2 Stepdown Date, the required overcollateralization amount is the sum of (i) [4.70]% of the Group 2 outstanding pool balance (ii) the product of (a) the Group 2 Senior Enhancement Percentage and (b) 2 times the Class G Certificate balance.

3. The required overcollateralization amount is subject to a floor of [0.50]% of the Group 2 Maximum Pool Balance.

Senior Enhancement Percentage:

With respect to Group 1 Notes and any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate class principal balance of the Class 1M-1, Class 1M-2, Class 1M-3, Class 1M-4, Class 1B-1, and Class 1B-2 Notes, and (ii) the Group 1 overcollateralization amount, in each case after giving effect to payments on such Distribution Date, by (y) the outstanding aggregate Loan Group 1 balance for such Distribution Date.

With respect to Group 2 Notes and any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate class principal balance of the Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4, and Class 2B-1 Notes, and (ii) the Group 2 overcollateralization amount, in each case after giving effect to payments on such Distribution Date, by (y) the outstanding aggregate Loan Group 2 balance for such Distribution Date.

Stepdown Date:

With respect to the Group 1 Stepdown date, the later to occur of (i) the Distribution Date in June 2008 and (ii) the first Distribution Date on which the Group 1 Senior Enhancement Percentage (before giving effect to payments on the Group 1 Notes on such distribution date) is greater than or equal to [62.50]%.

With respect to the Group 2 Stepdown date, the later to occur of (i) the Distribution Date in June 2008 and (ii) the first Distribution Date on which the Group 2 Senior Enhancement Percentage (before giving effect to payments on the Group 2 Notes on such distribution date) is greater than or equal to [44.11]%.

Trigger Event:

A Trigger Event will be in effect for any Distribution Date and the related Loan Group if (a) the Delinquency Rates of the related Loan Group for each of the three (or one and two, in the case of the first and second distribution dates, respectively) immediately preceding months equals or exceeds [TBD] of the Senior Enhancement Percentage for such Distribution Date and related Loan Group or (b) the cumulative realized losses on the related Loan Group exceed the percentage of the Maximum Pool Balance for that distribution date and related Loan Group as specified below:

Group 1

Distribution Date                             Percentage of Group 1 Maximum Pool Balance

June 2005 – May 2008                                                   N/A

June 2008 – May 2009                                                      ☐

June 2009 – May 2010                                                      ☐

June 2010 – May 2011                                                      ☐

June 2011 – May 2012                                                      ☐

June 2012 and thereafter                                                   ☐

Group 2

Distribution Date                             Percentage of Group 2 Maximum Pool Balance

June 2005 – May 2008                                                   N/A

June 2008 – May 2009                                                      ☐

June 2009 – May 2010                                                      ☐

June 2010 – May 2011                                                      ☐

June 2011 – May 2012                                                      ☐

June 2012 and thereafter                                                   ☐

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Amortization Events:

An Amortization Event will be in effect for any Distribution Date if any one of the following events occurs:

1.     With respect to any distribution date, the balance of the Class G Certificate is equal to or greater than 5% of the outstanding aggregate principal balance of Group 2 Loans.

2.     With respect to any distribution date, the percentage obtained by dividing (x) the aggregate Principal Balance of the Group 2 Loans that are Delinquent 180 days or more by (y) the aggregate Principal Balance of the Group 2 Loans, exceeds 5.00%.

3.     With respect to any distribution date, the percentage obtained by dividing (x) the aggregate Principal Balance of the Group 2 Loans that are Delinquent 360 days or more by (y) the aggregate Principal Balance of the Group 2 Loans, exceeds 2.00%.

4.     With respect to any distribution date, the cumulative realized losses on the Group 2 Loans exceed the percentage of the Maximum Pool Balance for that distribution date as specified below:

Distribution Date                                        Percentage of Group 2 Maximum Pool Balance

May 2008 – April 2009                                                               4.75%

May 2009 – April 2010                                                               6.75%

May 2010 – June 2011                                                                7.00%

July 2011 and thereafter                                                              7.75%

5.     Certain other events as described in the Prospectus Supplement.

Registration:	The Offered Securities, other than the Class 1B-1 and Class 1B-2 Notes and Class 2A-R Certificates, will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Source for Calculation of One-Month LIBOR:	Telerate Page 3750.

Distributions to Group 1 Note holders:
I.	The Interest Remittance Amount will be distributed on each Distribution Date as follows:
1. to the Class 1A-1 Notes, Accrued Note Interest and any Interest Carry Forward Amounts for such Class;
2. to the Class 1M-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
3. to the Class 1M-2 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
4. to the Class 1M-3 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
5. to the Class 1M-4 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
6. to the Class 1B-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
7. to the Class 1B-2 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class; and
8. For application as part of Monthly Excess Cashflow.

II.	Collections of principal before the Stepdown Date, or during a Trigger Event, will be allocated in the following priority:
1. to the Class 1A-1 Notes until the class principal balance of such class has been reduced to zero;
2. to the Class 1M-1 Notes until the class principal balance of such class has been reduced to zero;
3. to the Class 1M-2 Notes until the class principal balance of such class has been reduced to zero;
4. to the Class 1M-3 Notes until the class principal balance of such class has been reduced to zero;
5. to the Class 1M-4 Notes until the class principal balance of such class has been reduced to zero;
6. to the Class 1B-1 Notes until the class principal balance of such class has been reduced to zero;
7. to the Class 1B-2 Notes until the class principal balance of such class has been reduced to zero; and
8. For application as part of Monthly Excess Cashflow.

III.	Collections of principal on and after the Stepdown Date and assuming no Trigger Event is in effect will be allocated in the following priority:
1. to the Class 1A-1 Notes in accordance with the Target Credit Enhancement percentage for the Class 1A-1 Notes, until the class principal balance of such class has been reduced to zero;
2. to the Class 1M-1 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1M-1 Notes, until the class principal balance of such class has been reduced to zero;
3. to the Class 1M-2 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1M-2 Notes, until the class principal balance of such class has been reduced to zero;
4. to the Class 1M-3 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1M-3 Notes, until the class principal balance of such class has been reduced to zero;

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IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

5. to the Class 1M-4 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1M-4 Notes, until the class principal balance of such class has been reduced to zero;
6. to the Class 1B-1 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1B-1 Notes, until the class principal balance of such class has been reduced to zero;
7. to the Class 1B-2 Notes, in accordance with the Target Credit Enhancement percentage for the Class 1B-2 Notes, until the class principal balance of such class has been reduced to zero; and
8. For application as part of Monthly Excess Cashflow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the Notes in the following order of priority:

1.     an amount equal to the aggregate realized losses on the mortgage loans incurred during the related collection period, such amount to be added to the Principal Payment Amount and distributed as set forth above in II and III.

2. For the first two Distribution Dates, 100% of the Monthly Excess Cashflow available under this clause (2) will be released to the Class CE Notes.

3.     a)     Prior to the Stepdown Date or if a Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause II above; or
b)     On or after the Stepdown Date, provided no Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause III above;

4. to the Class 1M-1 Notes, any unpaid realized loss amounts for such Class;
5. to the Class 1M-2 Notes, any unpaid realized loss amounts for such Class;
6. to the Class 1M-3 Notes, any unpaid realized loss amounts for such Class;
7. to the Class 1M-4 Notes, any unpaid realized loss amounts for such Class;
8. to the Class 1B-1 Notes, any unpaid realized loss amounts for such Class;
9. to the Class 1B-2 Notes, any unpaid realized loss amounts for such Class; and
10. to the Class CE Notes, the amount distributable thereon pursuant to the indenture.

Distributions to Group 2 Note holders:
I.	The Interest Remittance Amount will be distributed on each Distribution Date as follows:
1. to the Class G Certificates, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
2. to the Class 2A-1 Notes and Class 2A-R Certificates, on a pro rata basis, Accrued Note Interest and any Interest Carry Forward Amounts for such Classes;
3. to the Class 2M-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
4. to the Class 2M-2 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
5. to the Class 2M-3 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
6. to the Class 2M-4 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class;
7. to the Class 2B-1 Notes, Accrued Note Interest and any Interest Carry Forward Amount for such Class; and
8. for application as part of Monthly Excess Cashflow.

II.	Collections of principal before the Stepdown Date, or during a Trigger Event, will be allocated in the following priority:
1. to the Class G Certificate, an amount equal to any Additional Balance Advance Amount for such Distribution Date;
2. to the Class 2A-R Certificates, until the class principal balance thereof have been reduced to zero;
3. to the Class 2A-1 Notes until the class principal balance of such class has been reduced to zero; and

4.     sequentially, to the holders of the Class 2M-1, Class 2M-2, Class 2M-3, Class 2M-4 and Class 2B-1 Notes, in that order, the Principal Payment Amount remaining in each case, until the class principal balance of each such class has been reduced to zero.

III.	Collections of principal on and after the Stepdown Date and if no Trigger Event is in effect will be allocated in the following priority:
1. to the Class G Certificate, an amount equal to any Additional Balance Advance Amount for such Distribution Date;
2. to the Class 2A-R Certificates, until the class principal balance thereof have been reduced to zero;

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IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

3. to the Class 2A-1 Notes in accordance with the Target Credit Enhancement percentage for the Class 2A-1 Notes, until the class principal balance of such class has been reduced to zero;
4. to the Class 2M-1 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2M-1 Notes, until the class principal balance of such class has been reduced to zero;
5. to the Class 2M-2 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2M-2 Notes, until the class principal balance of such class has been reduced to zero;
6. to the Class 2M-3 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2M-3 Notes, until the class principal balance of such class has been reduced to zero;
7. to the Class 2M-4 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2M-4 Notes, until the class principal balance of such class has been reduced to zero;
8. to the Class 2B-1 Notes, in accordance with the Target Credit Enhancement percentage for the Class 2B-1 Notes, until the class principal balance of such class has been reduced to zero; and
9. for application as part of Monthly Excess Cashflow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the Securities in the following order of priority:

1.     To the Class G Certificates any Additional Balance Advance Amounts remaining;

2.     An amount equal to the aggregate realized losses on the mortgage loans incurred during the related collection period, such amount to be added to the Principal Payment Amount and distributed as set forth above in II and III.

3. For the first Distribution Date, 100% of the Monthly Excess Cashflow available under this clause (3) will be released to the Class SB Notes.

4.     a)     Prior to the Stepdown Date or if a Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause II above; or
b)     On or after the Stepdown Date, provided no Trigger Event is in effect, until the required overcollateralization amount is reached, according to clause III above;

5. to the Class 2M-1 Notes, any unpaid realized loss amounts for such Class;
6. to the Class 2M-2 Notes, any unpaid realized loss amounts for such Class;
7. to the Class 2M-3 Notes, any unpaid realized loss amounts for such Class;
8. to the Class 2M-4 Notes, any unpaid realized loss amounts for such Class;
9. to the Class 2B-1 Notes, any unpaid realized loss amounts for such Class;
10. to the Class SB Notes, the amount distributable thereon pursuant to the indenture; and
11. to the Class 2A-R Certificates, any remaining amount. It is not anticipated that any amounts will be distributed to the Class 2A-R Certificates under this clause (11).

If an Amortization Event is not in effect, the holder of the Class G Certificate will fund all Additional Balances by making an advance to the Trust. Additional Balance Advance Amounts will be reimbursed to or to the order of the holder of the Class G Certificate in accordance with clauses (II)(1) and (III)(1) above.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Bond Summary – Group 1

To Call

Class 1A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	3.25	2.15	1.23	0.96	0.77	0.53
First Pay (Months)	Jun-05	Jun-05	Jun-05	Jun-05	Jun-05	Jun-05
Last Pay (Months)	Feb-17	Jun-13	Apr-11	Sep-07	Mar-07	Aug-06

Class 1M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.77	5.45	5.45	3.06	2.19	1.45
First Pay (Months)	Feb-09	Oct-08	Aug-09	Sep-07	Mar-07	Aug-06
Last Pay (Months)	Feb-17	Jun-13	Apr-11	Dec-09	Dec-07	Feb-07

Class 1M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.77	5.35	4.50	4.50	3.04	1.91
First Pay (Months)	Feb-09	Aug-08	Dec-08	Jul-09	Dec-07	Feb-07
Last Pay (Months)	Feb-17	Jun-13	Apr-11	Dec-09	Jan-09	Jul-07

Class 1M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.77	5.33	4.27	3.98	3.64	2.32
First Pay (Months)	Feb-09	Jul-08	Sep-08	Nov-08	Jan-09	Jul-07
Last Pay (Months)	Feb-17	Jun-13	Apr-11	Dec-09	Jan-09	Oct-07

Class 1M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.77	5.32	4.20	3.75	3.64	2.39
First Pay (Months)	Feb-09	Jun-08	Aug-08	Oct-08	Jan-09	Oct-07
Last Pay (Months)	Feb-17	Jun-13	Apr-11	Dec-09	Jan-09	Oct-07

Class 1B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.77	5.31	4.16	3.66	3.52	2.39
First Pay (Months)	Feb-09	Jun-08	Jul-08	Aug-08	Sep-08	Oct-07
Last Pay (Months)	Feb-17	Jun-13	Apr-11	Dec-09	Jan-09	Oct-07

Class 1B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.76	5.31	4.14	3.58	3.35	2.39
First Pay (Months)	Feb-09	Jun-08	Jun-08	Jul-08	Aug-08	Oct-07
Last Pay (Months)	Feb-17	Jun-13	Apr-11	Dec-09	Jan-09	Oct-07

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

To Maturity

Class 1A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	3.44	2.31	1.23	0.96	0.77	0.53
First Pay (Months)	Jun-05	Jun-05	Jun-05	Jun-05	Jun-05	Jun-05
Last Pay (Months)	Mar-26	Jul-22	Aug-18	Sep-07	Mar-07	Aug-06

Class 1M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.45	6.03	6.63	3.76	2.19	1.45
First Pay (Months)	Feb-09	Oct-08	Aug-09	Sep-07	Mar-07	Aug-06
Last Pay (Months)	May-25	Apr-21	Aug-18	Oct-15	Dec-07	Feb-07

Class 1M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.42	5.89	4.92	5.21	3.94	1.91
First Pay (Months)	Feb-09	Aug-08	Dec-08	Jul-09	Dec-07	Feb-07
Last Pay (Months)	Apr-24	Dec-19	May-16	Dec-13	Sep-13	Jul-07

Class 1M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.37	5.81	4.65	4.27	4.66	2.39
First Pay (Months)	Feb-09	Jul-08	Sep-08	Nov-08	Apr-09	Jul-07
Last Pay (Months)	Mar-23	Sep-18	May-15	Feb-13	Jul-11	Jan-08

Class 1M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.29	5.73	4.52	4.00	3.94	2.77
First Pay (Months)	Feb-09	Jun-08	Aug-08	Oct-08	Jan-09	Jan-08
Last Pay (Months)	Jul-21	Jan-17	Jan-14	Jan-12	Sep-10	Apr-08

Class 1B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.17	5.62	4.40	3.84	3.66	3.96
First Pay (Months)	Feb-09	Jun-08	Jul-08	Aug-08	Sep-08	Apr-08
Last Pay (Months)	Nov-20	Jun-16	Aug-13	Sep-11	Jun-10	Nov-10

Class 1B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	7.88	5.39	4.21	3.63	3.39	3.65
First Pay (Months)	Feb-09	Jun-08	Jun-08	Jul-08	Aug-08	Nov-08
Last Pay (Months)	Jul-18	Jul-14	Feb-12	Aug-10	Jul-09	Apr-09

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Bond Summary – Group 2

To Call

Class 2A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	4.26	2.63	1.63	1.04	0.80	0.50
First Pay (Months)	Jun-05	Jun-05	Jun-05	Jun-05	Jun-05	Jun-05
Last Pay (Months)	Apr-17	Nov-13	Feb-11	Feb-08	Jun-07	Sep-06

Class 2M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.64	5.57	4.70	3.60	2.34	1.43
First Pay (Months)	Nov-09	Aug-08	Apr-09	Feb-08	Jun-07	Sep-06
Last Pay (Months)	Apr-17	Nov-13	Feb-11	Jul-09	Jan-08	Dec-06

Class 2M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.64	5.55	4.29	4.11	2.91	1.76
First Pay (Months)	Nov-09	Jul-08	Nov-08	Apr-09	Jan-08	Dec-06
Last Pay (Months)	Apr-17	Nov-13	Feb-11	Jul-09	Jul-08	Apr-07

Class 2M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.64	5.54	4.14	3.75	3.14	1.89
First Pay (Months)	Nov-09	Jun-08	Aug-08	Oct-08	Jul-08	Apr-07
Last Pay (Months)	Apr-17	Nov-13	Feb-11	Jul-09	Jul-08	Apr-07

Class 2M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.64	5.53	4.08	3.55	3.14	1.89
First Pay (Months)	Nov-09	Jun-08	Jul-08	Sep-08	Jul-08	Apr-07
Last Pay (Months)	Apr-17	Nov-13	Feb-11	Jul-09	Jul-08	Apr-07

Class 2B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.64	5.53	4.05	3.47	3.14	1.89
First Pay (Months)	Nov-09	Jun-08	Jul-08	Jul-08	Jul-08	Apr-07
Last Pay (Months)	Apr-17	Nov-13	Feb-11	Jul-09	Jul-08	Apr-07

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

To Maturity

Class 2A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	4.42	2.79	1.78	1.04	0.80	0.50
First Pay (Months)	Jun-05	Jun-05	Jun-05	Jun-05	Jun-05	Jun-05
Last Pay (Months)	Apr-23	Jul-20	May-17	Feb-08	Jun-07	Sep-06

Class 2M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	9.09	6.01	5.11	5.05	2.34	1.43
First Pay (Months)	Nov-09	Aug-08	Apr-09	Feb-08	Jun-07	Sep-06
Last Pay (Months)	Apr-22	Dec-18	Dec-15	Nov-14	Jan-08	Dec-06

Class 2M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	9.06	5.96	4.68	4.66	3.81	1.77
First Pay (Months)	Nov-09	Jul-08	Nov-08	Apr-09	Jan-08	Dec-06
Last Pay (Months)	Aug-21	Mar-18	Apr-15	Oct-12	Aug-12	May-07

Class 2M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	9.00	5.88	4.46	3.99	4.36	2.18
First Pay (Months)	Nov-09	Jun-08	Aug-08	Oct-08	Feb-09	May-07
Last Pay (Months)	Sep-20	Feb-17	May-14	Dec-11	Jul-10	Nov-07

Class 2M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.90	5.79	4.30	3.72	3.67	2.55
First Pay (Months)	Nov-09	Jun-08	Jul-08	Sep-08	Nov-08	Nov-07
Last Pay (Months)	May-19	Nov-15	Dec-12	Dec-10	Aug-09	Jan-08

Class 2B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	200 PPC
Average Life	8.75	5.65	4.15	3.55	3.40	3.02
First Pay (Months)	Nov-09	Jun-08	Jul-08	Jul-08	Aug-08	Jan-08
Last Pay (Months)	Aug-18	Mar-15	Apr-12	May-10	Mar-09	Sep-09

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Group 1 Net Funds Cap (Assumes no losses, 100% PPC and business day convention ignored, Acutal/360 day count convention)

Period	Net Funds Cap	Period	Net Funds Cap	Period	Net Funds Cap
1	13.59%	41	10.20%	81	10.08%
2	9.97%	42	9.87%	82	10.78%
3	9.65%	43	10.21%	83	10.09%
4	9.66%	44	9.88%	84	10.43%
5	9.98%	45	9.89%	85	10.10%
6	9.67%	46	10.96%	86	10.44%
7	9.99%	47	9.90%	87	10.11%
8	9.68%	48	10.24%	88	10.12%
9	9.68%	49	9.91%	89	10.46%
10	10.73%	50	10.25%	90	10.13%
11	9.70%	51	9.92%	91	10.47%
12	10.03%	52	9.93%	92	10.14%
13	9.71%	53	10.26%	93	10.14%
14	10.04%	54	9.94%	94	11.23%
15	9.72%	55	10.28%	95	10.15%
16	9.73%	56	9.95%	96	10.49%
17	10.06%	57	9.96%	97	10.16%
18	9.74%	58	11.03%	98	10.50%
19	10.07%	59	9.97%	99	10.17%
20	9.75%	60	10.30%	100	10.18%
21	9.75%	61	9.98%	101	10.52%
22	10.81%	62	10.31%	102	10.18%
23	9.77%	63	9.99%	103	10.53%
24	10.10%	64	9.99%	104	10.19%
25	9.78%	65	10.33%	105	10.20%
26	10.11%	66	10.00%	106	11.30%
27	9.79%	67	10.34%	107	10.21%
28	9.79%	68	10.01%	108	10.55%
29	10.13%	69	10.02%	109	10.22%
30	9.81%	70	11.10%	110	10.56%
31	10.14%	71	10.03%	111	10.22%
32	9.82%	72	10.37%	112	10.23%
33	9.82%	73	10.04%	113	10.57%
34	10.51%	74	10.38%	114	10.23%
35	9.83%	75	10.05%	115	10.58%
36	10.17%	76	10.06%	116	10.24%
37	9.85%	77	10.40%	117	10.25%
38	10.18%	78	10.07%	118	11.35%
39	9.86%	79	10.41%	119	10.25%
40	9.86%	80	10.08%	120	10.60%

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Group 2 Net Funds Cap (Assumes no losses, 100% PPC and business day convention ignored, Acutal/360 day count convention)

Period	Net Funds Cap	Period	Net Funds Cap	Period	Net Funds Cap
1	8.76%	41	13.14%	81	12.71%
2	13.14%	42	12.71%	82	13.59%
3	12.71%	43	13.14%	83	12.71%
4	12.71%	44	12.71%	84	13.14%
5	13.14%	45	12.71%	85	12.71%
6	12.71%	46	14.07%	86	13.14%
7	13.14%	47	12.71%	87	12.71%
8	12.71%	48	13.14%	88	12.71%
9	12.71%	49	12.71%	89	13.14%
10	14.07%	50	13.14%	90	12.71%
11	12.71%	51	12.71%	91	13.14%
12	13.14%	52	12.71%	92	12.71%
13	12.71%	53	13.14%	93	12.71%
14	13.14%	54	12.71%	94	14.07%
15	12.71%	55	13.14%	95	12.71%
16	12.71%	56	12.71%	96	13.14%
17	13.14%	57	12.71%	97	12.71%
18	12.71%	58	14.07%	98	13.14%
19	13.14%	59	12.71%	99	12.71%
20	12.71%	60	13.14%	100	12.71%
21	12.71%	61	12.71%	101	13.14%
22	14.07%	62	13.14%	102	12.71%
23	12.71%	63	12.71%	103	13.13%
24	13.14%	64	12.71%	104	12.71%
25	12.71%	65	13.14%	105	12.71%
26	13.14%	66	12.71%	106	14.07%
27	12.71%	67	13.14%	107	12.71%
28	12.71%	68	12.71%	108	13.13%
29	13.14%	69	12.71%	109	12.71%
30	12.71%	70	14.07%	110	13.13%
31	13.14%	71	12.71%	111	12.71%
32	12.71%	72	13.14%	112	12.71%
33	12.71%	73	12.71%	113	13.13%
34	13.59%	74	13.14%	114	12.71%
35	12.71%	75	12.71%	115	13.13%
36	13.14%	76	12.71%	116	12.71%
37	12.71%	77	13.14%	117	12.71%
38	13.14%	78	12.71%	118	14.07%
39	12.71%	79	13.14%	119	12.71%
40	12.71%	80	12.71%	120	13.13%

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Group 1 - Excess Spread (Assumes no losses, LIBOR as shown below, 100% PPC and business day convention ignored)

Period	Forward LIBOR	Excess Spread	Period	Forward LIBOR	Excess Spread	Period	Forward LIBOR	Excess Spread
1	3.09000%	6.91%	41	4.47702%	5.00%	81	4.90749%	4.79%
2	3.28155%	6.00%	42	4.48710%	4.94%	82	4.91693%	5.03%
3	3.41186%	5.78%	43	4.49706%	5.03%	83	4.92579%	4.82%
4	3.52121%	5.70%	44	4.50694%	4.97%	84	4.93406%	4.95%
5	3.64937%	5.71%	45	4.51676%	4.98%	85	4.94186%	4.86%
6	3.83550%	5.47%	46	4.52655%	5.24%	86	4.94982%	4.99%
7	3.84294%	5.58%	47	4.53633%	4.99%	87	4.95810%	4.90%
8	3.86986%	5.47%	48	4.54615%	5.08%	88	4.96673%	4.92%
9	3.95508%	5.41%	49	4.55599%	4.99%	89	4.97574%	5.06%
10	3.94209%	5.74%	50	4.56579%	5.10%	90	4.98514%	4.96%
11	4.00679%	5.37%	51	4.57553%	5.00%	91	4.99495%	5.10%
12	4.07081%	5.42%	52	4.58523%	5.00%	92	5.00520%	5.01%
13	4.11439%	5.28%	53	4.59490%	5.11%	93	5.01590%	5.03%
14	4.15139%	5.36%	54	4.60457%	5.00%	94	5.02709%	5.41%
15	4.18413%	5.22%	55	4.61424%	5.10%	95	5.03878%	5.08%
16	4.21295%	5.20%	56	4.62393%	5.00%	96	5.05098%	5.22%
17	4.23817%	5.28%	57	4.63366%	5.00%	97	5.06352%	5.13%
18	4.26015%	5.16%	58	4.64345%	5.31%	98	5.07553%	5.27%
19	4.27920%	5.25%	59	4.65331%	5.00%	99	5.08677%	5.18%
20	4.29568%	5.13%	60	4.66325%	5.10%	100	5.09721%	5.21%
21	4.30991%	5.12%	61	4.67331%	5.00%	101	5.10682%	5.36%
22	4.32224%	5.40%	62	4.68354%	5.10%	102	5.11557%	5.27%
23	4.33299%	5.10%	63	4.69398%	4.99%	103	5.12342%	5.42%
24	4.34251%	5.18%	64	4.70464%	4.99%	104	5.13034%	5.34%
25	4.35103%	5.08%	65	4.71555%	5.10%	105	5.13631%	5.37%
26	4.35849%	5.16%	66	4.72672%	4.99%	106	5.14129%	5.77%
27	4.36505%	5.06%	67	4.73818%	5.09%	107	5.14525%	5.44%
28	4.37096%	5.06%	68	4.74995%	4.99%	108	5.14815%	5.60%
29	4.37645%	5.13%	69	4.76204%	4.98%	109	5.15027%	5.52%
30	4.38179%	5.04%	70	4.77448%	5.31%	110	5.15281%	5.68%
31	4.38721%	5.11%	71	4.78729%	4.99%	111	5.15610%	5.60%
32	4.39297%	5.02%	72	4.80048%	4.79%	112	5.16017%	5.64%
33	4.39930%	5.02%	73	4.81395%	4.68%	113	5.16506%	5.81%
34	4.40645%	5.15%	74	4.82718%	4.81%	114	5.17081%	5.73%
35	4.41467%	5.00%	75	4.84002%	4.70%	115	5.17745%	5.89%
36	4.42422%	5.05%	76	4.85244%	4.72%	116	5.18502%	5.82%
37	4.43498%	4.97%	77	4.86442%	4.84%	117	5.19354%	5.87%
38	4.44581%	4.89%	78	4.87594%	4.74%	118	5.20306%	6.28%
39	4.45641%	4.87%	79	4.88697%	4.87%	119	5.21361%	5.96%
40	4.46680%	4.91%	80	4.89749%	4.77%	120	5.22523%	6.13%

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Group 2 - Excess Spread (Assumes no losses, LIBOR as shown below, Forward PRIME is 2.66% spread over Forward LIBOR, 100% PPC and business day convention ignored)

Period	Forward LIBOR	Excess Spread	Period	Forward LIBOR	Excess Spread	Period	Forward LIBOR	Excess Spread
1	3.09000%	3.88%	41	4.47702%	3.16%	81	4.90749%	3.08%
2	3.28155%	3.21%	42	4.48710%	3.02%	82	4.91693%	3.45%
3	3.41186%	3.09%	43	4.49706%	3.19%	83	4.92579%	3.12%
4	3.52121%	3.09%	44	4.50694%	3.04%	84	4.93406%	3.32%
5	3.64937%	3.23%	45	4.51676%	3.04%	85	4.94186%	3.17%
6	3.83550%	3.09%	46	4.52655%	3.54%	86	4.94982%	3.36%
7	3.84294%	3.24%	47	4.53633%	3.06%	87	4.95810%	3.21%
8	3.86986%	3.11%	48	4.54615%	3.23%	88	4.96673%	3.24%
9	3.95508%	3.11%	49	4.55599%	3.07%	89	4.97574%	3.43%
10	3.94209%	3.55%	50	4.56579%	3.24%	90	4.98514%	3.29%
11	4.00679%	3.13%	51	4.57553%	3.08%	91	4.99495%	3.48%
12	4.07081%	3.28%	52	4.58523%	3.08%	92	5.00520%	3.34%
13	4.11439%	3.14%	53	4.59490%	3.25%	93	5.01590%	3.37%
14	4.15139%	3.29%	54	4.60457%	3.09%	94	5.02709%	3.90%
15	4.18413%	3.14%	55	4.61424%	3.26%	95	5.03878%	3.43%
16	4.21295%	3.13%	56	4.62393%	3.10%	96	5.05098%	3.62%
17	4.23817%	3.28%	57	4.63366%	3.10%	97	5.06352%	3.49%
18	4.26015%	3.13%	58	4.64345%	3.61%	98	5.07553%	3.69%
19	4.27920%	3.28%	59	4.65331%	3.12%	99	5.08677%	3.55%
20	4.29568%	3.12%	60	4.66325%	3.29%	100	5.09721%	3.59%
21	4.30991%	3.12%	61	4.67331%	3.12%	101	5.10682%	3.79%
22	4.32224%	3.58%	62	4.68354%	3.29%	102	5.11557%	3.66%
23	4.33299%	3.11%	63	4.69398%	3.12%	103	5.12342%	3.86%
24	4.34251%	3.26%	64	4.70464%	3.12%	104	5.13034%	3.74%
25	4.35103%	3.10%	65	4.71555%	3.29%	105	5.13631%	3.78%
26	4.35849%	3.25%	66	4.72672%	3.12%	106	5.14129%	4.30%
27	4.36505%	3.09%	67	4.73818%	3.29%	107	5.14525%	3.87%
28	4.37096%	3.09%	68	4.74995%	3.13%	108	5.14815%	4.07%
29	4.37645%	3.24%	69	4.76204%	3.14%	109	5.15027%	3.96%
30	4.38179%	3.08%	70	4.77448%	3.41%	110	5.15281%	4.16%
31	4.38721%	3.23%	71	4.78729%	2.90%	111	5.15610%	4.05%
32	4.39297%	3.07%	72	4.80048%	3.09%	112	5.16017%	4.11%
33	4.39930%	3.06%	73	4.81395%	2.93%	113	5.16506%	4.32%
34	4.40645%	3.38%	74	4.82718%	3.12%	114	5.17081%	4.24%
35	4.41467%	3.05%	75	4.84002%	2.96%	115	5.17745%	4.46%
36	4.42422%	3.21%	76	4.85244%	2.98%	116	5.18502%	4.39%
37	4.43498%	3.04%	77	4.86442%	3.17%	117	5.19354%	4.47%
38	4.44581%	3.04%	78	4.87594%	3.02%	118	5.20306%	4.97%
39	4.45641%	2.94%	79	4.88697%	3.21%	119	5.21361%	4.64%
40	4.46680%	2.97%	80	4.89749%	3.06%	120	5.22523%	4.87%

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Group 1 - Breakeven CDRs

The Breakeven CDR for a Class is the maximum CDR at which such class will NOT be written down (with a 0.1% increment) at the corresponding scenario assumptions. The table below is generated with the following assumptions: 100% PPC, Forward LIBOR as shown in the Excess Spread table above, 100% Loss Severity, Trigger event in effect for every distribution date, no stepdown, 6 month lag, and 100% servicer advance.

Class	Breakeven CDR	Collateral Cum Loss	WAL
1M-1	13.2%	26.8%	5.4
1M-2	9.5%	20.6%	7.1
1M-3	6.9%	15.6%	8.2
1M-4	6.3%	14.4%	11.0
1B-1	5.0%	11.7%	9.6
1B-2	4.6%	10.9%	10.9

Group 2 - Breakeven CDRs

The Breakeven CDR for a Class is the maximum CDR at which such class will NOT be written down (with a 0.1% increment) at the corresponding scenario assumptions. The table below is generated with the following assumptions: 100% PPC, 4% CPR Draw, Forward LIBOR as shown in the Excess Spread table above, Forward PRIME is 2.66% spread over Forward LIBOR, 100% Loss Severity, Trigger Event in effect for every distribution date, no stepdown, 6 month lag, no Excluded Amounts and 100% servicer advance.

Class	Breakeven CDR	Collateral Cum Loss	WAL
2M-1	8.9%	18.9%	6.9
2M-2	6.0%	13.4%	7.9
2M-3	4.0%	9.3%	8.9
2M-4	3.3%	7.7%	10.5
2B-1	2.7%	6.4%	10.5

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Statistical Collateral Summary – Group 1 HEL

All information on the Mortgage Loans is approximate and is based off of actual balances as of the 05/01/2005 cutoff date. The final numbers will be found in the prospectus supplement.

Total Number of Loans	750
Total Outstanding Loan Balance	$38,716,663.27	Min	Max
Average Loan Current Balance	$51,622.22	$ 13,481.11	$ 335,483.10
Weighted Average Combined LTV	84.36%	3.83%	100.00%
Weighted Average Coupon	8.30%	4.50%	14.38%
Weighted Average FICO (Non-Zero)	714
Weighted Average Age (Months)	8
% Prepayment Penalties	85.87%
% Balloons	0.00%
% Second Liens	96.88%

Principle Balance at Origination	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 25,000.00	155	$3,100,559.72	8.01	706	78.99	8.24	99.28
25,000.01 - 50,000.00	334	$12,526,843.35	32.36	708	81.10	8.66	99.61
50,000.01 - 75,000.00	137	$8,368,302.41	21.61	719	84.43	8.00	100.00
75,000.01 - 100,000.00	74	$6,485,505.94	16.75	721	88.04	8.21	100.00
100,000.01 - 125,000.00	16	$1,816,240.96	4.69	716	86.06	7.84	100.00
125,000.01 - 150,000.00	14	$1,902,462.59	4.91	736	88.20	7.71	100.00
150,000.01 - 175,000.00	5	$808,095.16	2.09	736	84.89	7.47	100.00
175,000.01 - 200,000.00	4	$736,979.35	1.90	699	95.49	9.65	100.00
200,000.01 - 225,000.00	1	$208,795.36	0.54	636	99.40	10.80	100.00
225,000.01 - 250,000.00	2	$480,741.53	1.24	722	84.67	8.28	100.00
250,000.01 - 275,000.00	4	$1,054,363.80	2.72	708	85.44	8.32	100.00
275,000.01 - 300,000.00	2	$570,133.47	1.47	694	83.01	7.83	100.00
300,000.01 - 325,000.00	1	$322,156.53	0.83	608	99.92	7.90	100.00
325,000.01 - 350,000.00	1	$335,483.10	0.87	743	100.00	8.90	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Balance	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 25,000.00	159	$3,186,601.70	8.23	707	78.73	8.19	99.30
25,000.01 - 50,000.00	334	$12,639,400.13	32.65	708	81.29	8.67	99.61
50,000.01 - 75,000.00	135	$8,318,535.75	21.49	719	84.28	7.94	100.00
75,000.01 - 100,000.00	72	$6,336,673.84	16.37	720	88.20	8.27	100.00
100,000.01 - 125,000.00	18	$2,061,168.28	5.32	721	84.83	7.58	100.00
125,000.01 - 150,000.00	12	$1,657,535.27	4.28	734	90.05	8.01	100.00
150,000.01 - 175,000.00	5	$808,095.16	2.09	736	84.89	7.47	100.00
175,000.01 - 200,000.00	4	$736,979.35	1.90	699	95.49	9.65	100.00
200,000.01 - 225,000.00	1	$208,795.36	0.54	636	99.40	10.80	100.00
225,000.01 - 250,000.00	2	$480,741.53	1.24	722	84.67	8.28	100.00
250,000.01 - 275,000.00	5	$1,326,488.20	3.43	711	81.40	7.82	100.00
275,000.01 - 300,000.00	1	$298,009.07	0.77	667	98.76	9.60	100.00
300,000.01 - 325,000.00	1	$322,156.53	0.83	608	99.92	7.90	100.00
325,000.01 - 350,000.00	1	$335,483.10	0.87	743	100.00	8.90	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Combined LTV - Given	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
<= 50.00	46	$1,891,520.78	4.89	762	31.43	5.94	100.00
50.01 - 60.00	36	$1,532,464.82	3.96	755	55.48	5.65	100.00
60.01 - 70.00	92	$4,573,907.37	11.81	741	65.35	5.87	100.00
70.01 - 80.00	99	$4,679,646.29	12.09	728	75.51	6.70	100.00
80.01 - 90.00	134	$6,596,183.80	17.04	717	85.92	7.79	98.92
90.01 - 95.00	67	$3,509,443.78	9.06	707	93.22	9.55	100.00
95.01 - 100.00	276	$15,933,496.43	41.15	692	98.87	9.94	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Current Rate	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
4.001 - 4.500	1	$73,052.65	0.19	721	88.93	4.50	100.00
4.501 - 5.000	21	$1,273,763.02	3.29	763	65.52	4.83	100.00
5.001 - 5.500	86	$4,168,967.86	10.77	750	64.49	5.34	100.00
5.501 - 6.000	127	$5,737,165.16	14.82	751	64.84	5.80	100.00
6.001 - 6.500	49	$1,897,118.75	4.90	744	74.13	6.27	100.00
6.501 - 7.000	35	$1,766,350.21	4.56	727	84.48	6.80	100.00
7.001 - 7.500	25	$1,351,164.02	3.49	734	88.73	7.26	96.39
7.501 - 8.000	49	$3,534,291.75	9.13	716	95.96	7.84	100.00
8.001 - 8.500	42	$2,864,410.55	7.40	718	94.08	8.31	100.00
8.501 - 9.000	51	$3,279,930.13	8.47	709	92.88	8.83	100.00
9.001 - 9.500	24	$1,477,626.11	3.82	694	95.96	9.30	98.48
9.501 - 10.000	46	$2,682,102.44	6.93	700	93.36	9.73	100.00
10.001 - 10.500	22	$1,145,275.70	2.96	681	95.36	10.29	100.00
10.501 - 11.000	23	$1,117,690.92	2.89	649	94.25	10.81	100.00
11.001 - 11.500	17	$926,020.67	2.39	655	96.47	11.37	100.00
11.501 - 12.000	16	$969,485.45	2.50	703	96.42	11.78	100.00
12.001 - 12.500	21	$864,935.79	2.23	665	94.01	12.29	100.00
12.501 - 13.000	17	$728,330.16	1.88	670	91.50	12.86	100.00
13.001 - 13.500	26	$884,812.91	2.29	636	95.64	13.29	100.00
13.501 - 14.000	32	$1,182,756.66	3.05	627	96.10	13.80	100.00
14.001 - 14.500	20	$791,412.36	2.04	641	96.49	14.22	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

FICO	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Not Available	5	$135,792.37	0.35	0	72.10	6.05	100.00
<= 550	5	$134,885.23	0.35	522	95.03	13.25	100.00
551 - 575	9	$333,567.89	0.86	567	92.36	11.91	100.00
576 - 600	16	$672,903.88	1.74	587	94.91	12.27	100.00
601 - 625	35	$1,839,047.01	4.75	614	94.43	10.85	100.00
626 - 650	51	$2,459,581.63	6.35	638	92.49	11.30	100.00
651 - 675	81	$3,623,964.38	9.36	664	92.99	10.35	99.38
676 - 700	96	$5,212,839.28	13.46	688	90.22	9.01	100.00
701 - 725	99	$5,626,152.16	14.53	716	85.75	8.04	100.00
726 - 750	135	$7,964,066.35	20.57	739	83.42	7.57	100.00
751 - 775	138	$6,830,746.19	17.64	763	78.30	6.64	99.29
776 - 800	72	$3,515,705.51	9.08	785	66.10	5.97	100.00
801 - 825	8	$367,411.39	0.95	807	71.41	6.34	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Credit Grade	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Excellent	646	$34,516,933.24	89.15	718	83.71	8.02	99.79
Good	22	$599,679.55	1.55	665	87.75	11.54	100.00
Superior	82	$3,600,050.48	9.30	682	89.99	10.47	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Disposable Income	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
<= 2,000.00	72	2,369,128.28	6.12	716	81.96	8.5	100
2,000.01 - 2,500.00	92	3,351,833.39	8.66	714	82.2	8.94	100
2,500.01 - 3,000.00	90	3,460,311.74	8.94	714	82.23	8.15	100
3,000.01 - 3,500.00	87	4,087,705.54	10.56	700	85.86	8.82	100
3,500.01 - 4,000.00	85	4,232,322.44	10.93	706	84.53	8.59	100
4,000.01 - 4,500.00	69	3,561,323.32	9.2	707	85.49	8.66	100
4,500.01 - 5,000.00	51	2,930,349.65	7.57	722	85.92	8.01	100
5,000.01 - 5,500.00	45	2,698,162.88	6.97	720	85.86	7.7	98.19
5,500.01 - 6,000.00	30	1,316,927.72	3.4	715	82.93	8.14	100
6,000.01 - 6,500.00	23	1,295,821.13	3.35	721	83.11	8.58	100
6,500.01 - 7,000.00	20	1,740,163.43	4.49	733	88.52	8.14	100
7,000.01 - 7,500.00	22	2,048,228.06	5.29	727	79.54	7.15	100
7,500.01 - 8,000.00	13	822,126.98	2.12	727	79.02	6.89	100
8,000.01 - 8,500.00	14	799,416.91	2.06	707	83.96	7.68	97.19
8,500.01 - 9,000.00	9	528,925.23	1.37	716	75.43	8.1	100
9,000.01 - 9,500.00	2	130,257.02	0.34	703	88.65	10.36	100
9,500.01 - 10,000.00	7	662,118.22	1.71	744	74.85	6.5	100
10,000.01 >=	19	2,681,541.33	6.93	700	92.55	8.62	100
Total:	750	38,716,663.27	100	714	84.36	8.3	99.82

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Original Term	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
1 - 60	12	$353,607.41	0.91	768	48.80	6.02	100.00
61 - 120	73	$2,435,874.29	6.29	747	72.62	6.65	100.00
121 - 180	330	$14,378,094.48	37.14	730	77.51	7.10	99.50
181 - 240	73	$4,083,324.70	10.55	715	87.04	8.30	100.00
241 - 300	262	$17,465,762.39	45.11	694	91.73	9.56	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Seasoning	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
5 - 6	156	7,130,786.65	18.42	734	76.69	6.91	100
7 - 5	489	25,539,473.31	65.97	715	83.91	8.19	99.81
9 - 10	99	5,689,949.85	14.7	685	95.41	10.4	99.61
11 - 12	3	270,170.24	0.7	694	97.16	9.59	100
17 - 18	3	86,283.22	0.22	634	81.96	12.6	100
Total:	750	38,716,663.27	100	714	84.36	8.3	99.82

Documentation Type	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Full/Alt	376	$22,711,706.60	58.66	696	92.12	9.59	99.79
Reduced	374	$16,004,956.67	41.34	739	73.34	6.46	99.86
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Property Type	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
2-4 Family	1	$26,928.07	0.07	726	89.57	10.90	100.00
Condo	30	$1,361,919.27	3.52	687	88.61	9.00	100.00
PUD	143	$8,227,670.06	21.25	720	84.24	8.10	100.00
Single Family Residence	576	$29,100,145.87	75.16	713	84.19	8.32	99.76
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Occupancy Status	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Investment	2	$71,198.24	0.18	727	81.46	7.95	0.00
Primary	748	$38,645,465.03	99.82	714	84.36	8.30	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Purpose	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Refinance - Cash Out	750	$38,716,663.27	100.00	714	84.36	8.30	99.82
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

State	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
California	137	$8,636,413.08	22.31	732	74.79	6.86	100.00
Virginia	56	$3,552,693.53	9.18	709	85.79	8.90	100.00
New Jersey	34	$2,846,196.24	7.35	700	89.81	8.75	97.50
Maryland	49	$2,845,402.30	7.35	728	86.96	7.73	100.00
Pennsylvania	51	$2,705,811.08	6.99	712	84.42	8.23	100.00
Washington	39	$2,093,334.69	5.41	712	90.72	8.83	100.00
Florida	50	$1,780,965.16	4.60	710	86.05	9.05	100.00
Nevada	21	$1,254,601.28	3.24	717	79.06	7.71	100.00
Arizona	34	$1,200,431.47	3.10	716	90.57	8.71	100.00
Colorado	21	$1,159,858.98	3.00	690	84.57	8.75	100.00
Ohio	29	$1,033,646.75	2.67	679	92.78	10.28	100.00
Illinois	26	$945,109.41	2.44	738	80.53	7.42	100.00
Massachusetts	23	$892,776.90	2.31	708	80.17	8.44	100.00
Connecticut	16	$764,170.46	1.97	711	79.92	8.39	100.00
Oregon	16	$740,166.55	1.91	711	87.72	8.71	100.00
Other	148	$6,265,085.39	16.18	700	90.20	9.31	100.00
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Prepay Penalty Period	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0	78	$5,471,199.13	14.13	712	88.96	8.85	100.00
12	3	$183,394.27	0.47	673	90.86	12.04	100.00
24	3	$297,594.67	0.77	734	90.17	8.61	100.00
36	359	$18,070,066.16	46.67	703	87.15	9.29	100.00
48	2	$217,319.58	0.56	724	99.63	7.39	100.00
60	305	$14,477,089.46	37.39	727	78.70	6.81	99.51
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

Lien Position	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
1	18	$1,207,144.75	3.12	764	47.79	5.28	100.00
2	732	$37,509,518.52	96.88	712	85.53	8.40	99.81
Total:	750	$38,716,663.27	100.00	714	84.36	8.30	99.82

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Statistical Collateral Summary – Group 1 HEL125

All information on the Mortgage Loans is approximate and is based off of actual balances as of the 05/01/2005 cutoff date. The final numbers will be found in the prospectus supplement.

Total Number of Loans	1,548
Total Outstanding Loan Balance	$91,080,278.81	Min	Max
Average Loan Current Balance	$58,837.39	$ 93.97	$ 201,205.20
Weighted Average Combined LTV	119.93%	100.02%	125.00%
Weighted Average Coupon	12.11%	6.00%	18.38%
Weighted Average FICO (Non-Zero)	699
Weighted Average Age (Months)	8
% Prepayment Penalties	74.23%
% Balloons	0.00%
% Second Liens	100.00%

Principle Balance at Origination	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 25,000.00	47	$1,004,989.49	1.10	691	113.65	12.64	100.00
25,000.01 - 50,000.00	582	$23,048,371.19	25.31	691	120.24	12.48	100.00
50,000.01 - 75,000.00	601	$37,244,363.26	40.89	695	119.92	12.26	100.00
75,000.01 - 100,000.00	267	$23,708,425.85	26.03	708	120.25	11.74	100.00
100,000.01 - 125,000.00	45	$5,175,718.79	5.68	713	118.77	11.17	100.00
125,000.01 - 150,000.00	4	$533,337.35	0.59	715	118.70	10.93	100.00
150,000.01 - 175,000.00	1	$163,867.68	0.18	755	114.24	10.88	100.00
200,000.01 - 225,000.00	1	$201,205.20	0.22	736	118.81	12.65	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

Balance	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 25,000.00	49	$1,022,538.03	1.12	691	113.84	12.66	100.00
25,000.01 - 50,000.00	588	$23,423,250.99	25.72	691	120.26	12.48	100.00
50,000.01 - 75,000.00	596	$37,076,045.96	40.71	695	119.93	12.26	100.00
75,000.01 - 100,000.00	264	$23,484,314.81	25.78	708	120.20	11.74	100.00
100,000.01 - 125,000.00	45	$5,175,718.79	5.68	713	118.77	11.17	100.00
125,000.01 - 150,000.00	4	$533,337.35	0.59	715	118.70	10.93	100.00
150,000.01 - 175,000.00	1	$163,867.68	0.18	755	114.24	10.88	100.00
200,000.01 - 225,000.00	1	$201,205.20	0.22	736	118.81	12.65	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

Combined LTV - Given	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
100.01 - 105.00	34	$1,940,248.85	2.13	694	103.68	11.71	100.00
105.01 - 110.00	95	$5,250,197.35	5.76	693	107.98	12.15	100.00
110.01 - 115.00	197	$11,779,162.60	12.93	700	112.66	12.13	100.00
115.01 - 120.00	290	$17,335,762.59	19.03	700	117.76	12.04	100.00
120.01 - 125.00	932	$54,774,907.42	60.14	699	123.90	12.15	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Current Rate	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
5.501 - 6.000	2	$102,622.38	0.11	671	122.17	6.00	100.00
7.501 - 8.000	1	$74,262.19	0.08	699	117.05	7.93	100.00
8.001 - 8.500	1	$39,415.31	0.04	718	125.00	8.38	100.00
8.501 - 9.000	2	$152,850.62	0.17	731	111.64	8.76	100.00
9.001 - 9.500	7	$532,968.41	0.59	724	118.01	9.45	100.00
9.501 - 10.000	37	$2,538,746.52	2.79	712	118.33	9.81	100.00
10.001 - 10.500	65	$4,331,909.83	4.76	723	119.08	10.35	100.00
10.501 - 11.000	118	$8,085,745.55	8.88	709	120.08	10.85	100.00
11.001 - 11.500	211	$12,922,402.83	14.19	710	120.39	11.30	100.00
11.501 - 12.000	278	$17,904,348.29	19.66	708	120.19	11.83	100.00
12.001 - 12.500	216	$12,358,550.62	13.57	696	120.39	12.27	100.00
12.501 - 13.000	254	$14,480,968.04	15.90	691	119.98	12.80	100.00
13.001 - 13.500	121	$6,398,423.55	7.03	682	119.34	13.31	100.00
13.501 - 14.000	126	$6,279,076.66	6.89	675	119.62	13.84	100.00
14.001 - 14.500	68	$3,154,925.52	3.46	672	118.33	14.25	100.00
14.501 - 15.000	21	$927,864.12	1.02	670	119.79	14.77	100.00
15.001 - 15.500	9	$362,117.92	0.40	651	123.09	15.20	100.00
15.501 - 16.000	5	$208,010.27	0.23	669	122.31	15.83	100.00
16.001 - 16.500	2	$91,010.13	0.10	693	120.50	16.34	100.00
16.501 - 17.000	2	$68,525.31	0.08	598	125.00	16.63	100.00
17.501 - 18.000	1	$26,718.82	0.03	626	124.92	17.63	100.00
18.001 - 18.500	1	$38,815.92	0.04	538	124.97	18.38	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

FICO	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Not Available	5	$273,529.39	0.30	0	122.58	12.75	100.00
1 - 550	7	$523,695.81	0.57	512	115.85	12.18	100.00
551 - 575	4	$250,132.87	0.27	565	113.65	12.14	100.00
576 - 600	26	$1,405,718.81	1.54	587	118.63	12.94	100.00
601 - 625	69	$3,725,436.38	4.09	616	120.57	12.83	100.00
626 - 650	144	$7,906,254.87	8.68	640	120.10	12.63	100.00
651 - 675	230	$12,477,338.44	13.70	664	119.75	12.45	100.00
676 - 700	312	$18,077,337.31	19.85	689	120.24	12.16	100.00
701 - 725	308	$18,777,541.62	20.62	713	120.18	12.03	100.00
726 - 750	276	$17,051,796.06	18.72	737	119.85	11.79	100.00
751 - 775	136	$8,502,587.26	9.34	762	119.15	11.58	100.00
776 - 800	25	$1,663,583.64	1.83	787	120.79	11.29	100.00
801 - 825	6	$445,326.35	0.49	811	118.98	11.78	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

Credit Grade	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Excellent	1,447	$86,756,356.31	95.25	700	119.95	12.06	100.00
Good	6	$231,992.89	0.25	656	119.43	14.30	100.00
Superior	95	$4,091,929.61	4.49	682	119.57	13.07	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Disposable Income	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
<= 2,000.00	37	$1,589,331.41	1.74	706	118.19	12.27	100
2,000.01 - 2,500.00	166	$8,155,082.58	8.95	707	121.04	12.31	100
2,500.01 - 3,000.00	158	$8,555,970.30	9.39	701	119.62	12.38	100
3,000.01 - 3,500.00	315	$17,578,992.64	19.3	696	120.06	12.11	100
3,500.01 - 4,000.00	197	$11,537,480.84	12.67	689	119.52	12.14	100
4,000.01 - 4,500.00	205	$11,934,924.11	13.1	697	120.05	12.18	100
4,500.01 - 5,000.00	151	$9,441,915.71	10.37	699	120.15	12.03	100
5,000.01 - 5,500.00	92	$6,000,477.08	6.59	704	120.99	12.03	100
5,500.01 - 6,000.00	65	$4,352,139.54	4.78	707	119.75	11.99	100
6,000.01 - 6,500.00	38	$2,806,735.95	3.08	703	120.24	11.81	100
6,500.01 - 7,000.00	36	$2,566,654.79	2.82	700	117.83	11.73	100
7,000.01 - 7,500.00	29	$2,040,949.34	2.24	691	119.46	11.97	100
7,500.01 - 8,000.00	13	$979,586.95	1.08	692	121.45	11.55	100
8,000.01 - 8,500.00	13	$912,222.66	1	705	120.55	11.82	100
8,500.01 - 9,000.00	6	$465,132.04	0.51	700	116.1	11.74	100
9,000.01 - 9,500.00	3	$218,969.60	0.24	723	119.49	13.03	100
9,500.01 - 10,000.00	5	$416,451.07	0.46	669	116.02	11.56	100
10,000.01 >=	19	$1,527,262.20	1.68	711	117.74	11.92	100
Total:	1,548	$91,080,278.81	100	699	119.93	12.11	100

Original Term	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
61 – 120	18	$823,063.95	0.90	720	120.37	11.71	100.00
121 - 180	209	$10,226,211.13	11.23	703	119.46	11.90	100.00
181 - 240	222	$12,219,898.29	13.42	689	119.40	12.34	100.00
241 - 300	1,099	$67,811,105.44	74.45	699	120.09	12.11	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

Seasoning	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
5 - 6	234	12,519,893.46	13.75	695	120.35	12.04	100
7 - 8	1,048	62,695,971.71	68.84	700	119.97	12.15	100
9 - 10	248	14,865,692.47	16.32	698	119.44	12.12	100
11 - 12	15	878,716.36	0.96	688	119.77	10.9	100
13 - 14	2	90,465.61	0.1	649	114.13	11.75	100
15 - 16	1	29,539.20	0.03	660	122.56	11.88	100
Total:	1,548	91,080,278.81	100	699	119.93	12.11	100

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Documentation Type	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Full/Alt	1,447	$86,024,020.24	94.45	699	119.94	12.12	100.00
Reduced	101	$5,056,258.57	5.55	691	119.79	12.07	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

Property Type	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Condo	59	$2,930,157.82	3.22	688	118.73	12.21	100.00
PUD	312	$19,038,478.41	20.90	693	119.36	12.02	100.00
Single Family Residence	1,177	$69,111,642.58	75.88	701	120.14	12.14	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

Occupancy Status	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Primary	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

Purpose	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Refinance - Cash Out	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

State	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Colorado	154	$9,748,533.38	10.70	690	119.88	11.81	100.00
Michigan	111	$6,325,842.13	6.95	704	120.22	12.31	100.00
Washington	98	$6,121,870.27	6.72	710	120.02	11.82	100.00
Pennsylvania	102	$6,053,896.29	6.65	698	119.90	12.08	100.00
Florida	109	$5,959,199.28	6.54	686	120.10	12.36	100.00
Virginia	87	$4,966,363.99	5.45	707	119.27	12.29	100.00
Ohio	100	$4,849,876.19	5.32	681	121.10	12.43	100.00
Arizona	80	$4,653,254.44	5.11	689	120.33	12.04	100.00
Georgia	67	$4,267,354.47	4.69	708	120.64	11.93	100.00
Maryland	51	$3,510,478.76	3.85	705	118.03	11.81	100.00
California	40	$2,946,358.73	3.23	696	117.51	11.08	100.00
Wisconsin	48	$2,678,452.94	2.94	705	120.62	12.67	100.00
Oregon	43	$2,632,147.50	2.89	697	119.94	12.31	100.00
South Carolina	36	$2,133,620.32	2.34	718	121.45	12.01	100.00
Missouri	44	$2,103,334.28	2.31	703	120.08	13.02	100.00
Other	378	$22,129,695.84	24.30	701	119.86	12.18	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Prepay Penalty Period	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0	367	$23,472,146.48	25.77	704	120.11	11.80	100.00
12	5	$451,271.64	0.50	654	117.41	12.34	100.00
24	2	$91,960.91	0.10	640	116.09	13.07	100.00
36	1,014	$59,290,280.59	65.10	698	119.97	12.20	100.00
48	5	$271,948.95	0.30	701	118.29	11.97	100.00
60	155	$7,502,670.24	8.24	691	119.31	12.40	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

Lien Position	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
2	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00
Total:	1,548	$91,080,278.81	100.00	699	119.93	12.11	100.00

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Statistical Collateral Summary – Group 2 HELOC

All information on the Mortgage Loans is approximate and is based off of actual balances as of the 05/01/2005 cutoff date. The final numbers will be found in the prospectus supplement.

Total Number of Loans	1,870
Total Outstanding Loan Balance	$108,459,976.62	Min	Max
Average Loan Current Balance	$57,999.99	$ 0.01	$ 419,000.00
Weighted Average Combined LTV*	91.07%	5.21%	125.00%
Weighted Average Coupon	7.43%	4.90%	15.90%
Weighted Average Margin	1.95%
Weighted Average FICO (Non-Zero)	702
Weighted Average Age (Months)	11
% Prepayment Penalties	92.00%
% Balloons	0.00%
% Second Liens	88.80%

* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Maximum Draw Amount	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 25,000.00	354	$6,139,508.28	5.66	684	86.37	7.78	98.73
25,000.01 - 50,000.00	675	$21,477,405.81	19.80	704	85.77	7.57	98.59
50,000.01 - 75,000.00	308	$16,999,810.36	15.67	702	88.48	7.60	99.68
75,000.01 - 100,000.00	237	$16,655,479.32	15.36	706	83.78	6.89	98.90
100,000.01 - 125,000.00	54	$5,697,679.32	5.25	698	92.91	8.00	98.47
125,000.01 - 150,000.00	77	$10,234,095.45	9.44	699	97.44	7.39	100.00
150,000.01 - 175,000.00	43	$6,282,581.99	5.79	705	97.89	7.63	100.00
175,000.01 - 200,000.00	48	$8,009,377.73	7.38	701	96.06	7.59	100.00
200,000.01 - 225,000.00	23	$4,913,609.70	4.53	693	100.35	7.71	100.00
225,000.01 - 250,000.00	11	$2,163,205.64	1.99	727	93.23	6.71	100.00
250,000.01 - 275,000.00	13	$3,204,062.29	2.95	682	109.45	7.25	100.00
275,000.01 - 300,000.00	12	$2,292,976.87	2.11	708	93.23	7.34	100.00
325,000.01 - 350,000.00	5	$1,687,146.82	1.56	740	96.95	7.39	100.00
350,000.01 - 375,000.00	5	$1,305,824.14	1.20	680	110.24	6.92	100.00
375,000.01 - 400,000.00	1	$400,000.00	0.37	730	68.00	5.88	100.00
400,000.01 - 425,000.00	2	$566,604.30	0.52	704	118.00	6.09	100.00
475,000.01 - 500,000.00	1	$231,179.14	0.21	770	89.77	5.15	100.00
675,000.01 - 700,000.00	1	$199,429.46	0.18	768	65.85	6.00	100.00
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Current Balance	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 25,000.00	547	$8,988,533.17	8.29	704	82.57	7.23	98.78
25,000.01 - 50,000.00	618	$22,645,830.74	20.88	705	85.68	7.48	98.80
50,000.01 - 75,000.00	297	$18,486,191.06	17.04	703	87.77	7.44	99.70
75,000.01 - 100,000.00	145	$13,010,822.21	12.00	698	84.86	7.17	97.92
100,000.01 - 125,000.00	53	$6,058,562.19	5.59	698	91.10	7.86	100.00
125,000.01 - 150,000.00	78	10,856,630.17	10.01	703	96.65	7.35	100.00
150,000.01 - 175,000.00	33	5,373,920.13	4.95	698	100.82	7.80	100.00
175,000.01 - 200,000.00	39	7,444,057.38	6.86	697	98.52	7.73	100.00
Continued

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Current Balance Continued	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
200,000.01 - 225,000.00	22	$4,743,696.76	4.37	698	101.71	7.78	100.00
225,000.01 - 250,000.00	10	$2,352,109.78	2.17	730	94.22	6.50	100.00
250,000.01 - 275,000.00	12	$3,159,540.17	2.91	685	109.78	7.25	100.00
275,000.01 - 300,000.00	6	$1,760,936.43	1.62	689	98.18	7.80	100.00
300,000.01 - 325,000.00	1	$301,121.03	0.28	720	80.00	5.75	100.00
325,000.01 - 350,000.00	4	$1,386,025.79	1.28	744	100.63	7.74	100.00
350,000.01 - 375,000.00	3	$1,072,999.61	0.99	672	116.80	7.24	100.00
375,000.01 - 400,000.00	1	$400,000.00	0.37	730	68.00	5.88	100.00
400,000.01 - 425,000.00	1	$419,000.00	0.39	687	124.34	6.25	100.00
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Combined LTV* - Given	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
<= 50.00	75	$2,429,950.33	2.24	752	36.29	5.65	91.27
50.01 - 60.00	81	$3,162,971.26	2.92	735	54.95	5.48	100.00
60.01 - 70.00	130	$5,379,899.71	4.96	728	66.03	5.92	100.00
70.01 - 80.00	271	$13,939,061.60	12.85	721	77.08	6.06	98.26
80.01 - 90.00	419	$20,575,086.89	18.97	703	86.39	6.96	98.94
90.01 - 95.00	174	$11,310,900.20	10.43	693	93.59	8.26	99.70
95.01 - 100.00	674	$42,061,442.78	38.78	692	99.31	8.30	100.00
105.01 - 110.00	2	$352,200.00	0.32	685	107.51	7.25	100.00
110.01 - 115.00	2	$509,410.04	0.47	693	111.93	7.64	100.00
115.01 - 120.00	6	$1,379,271.09	1.27	652	117.39	7.11	100.00
120.01 - 125.00	36	$7,359,782.72	6.79	699	124.47	7.75	100.00
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Current Rate	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
4.501 - 5.000	4	$177,094.69	0.16	675	69.14	4.92	100.00
5.001 - 5.500	575	$22,995,141.05	21.20	738	73.07	5.24	99.83
5.501 - 6.000	102	$5,305,232.10	4.89	727	80.91	5.82	98.42
6.001 - 6.500	137	$8,692,309.38	8.01	718	91.20	6.34	100.00
6.501 - 7.000	144	$10,268,640.45	9.47	702	95.48	6.87	98.66
7.001 - 7.500	150	$13,831,408.24	12.75	713	100.78	7.29	98.90
7.501 - 8.000	151	$11,673,764.29	10.76	705	98.21	7.82	99.10
8.001 - 8.500	135	$11,218,540.74	10.34	679	97.84	8.30	99.51
8.501 - 9.000	120	$7,272,511.20	6.71	675	98.73	8.77	100.00
9.001 - 9.500	86	$4,674,287.77	4.31	673	93.97	9.30	100.00
9.501 - 10.000	42	$2,057,099.77	1.90	652	96.45	9.78	98.32
10.001 - 10.500	61	$3,433,771.35	3.17	645	96.05	10.25	98.95
10.501 - 11.000	41	$1,852,940.79	1.71	643	95.52	10.83	99.34
11.001 - 11.500	40	$1,971,729.95	1.82	639	96.12	11.29	100.00
11.501 - 12.000	24	$1,020,850.44	0.94	638	97.25	11.82	100.00
12.001 - 12.500	24	$1,005,576.56	0.93	626	95.54	12.33	95.04
12.501 - 13.000	11	$319,703.74	0.29	636	96.93	12.83	100.00
13.001 - 13.500	11	$345,753.52	0.32	609	95.41	13.40	100.00

Continued

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Current Rate Continued	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
13.501 - 14.000	7	$132,915.98	0.12	616	96.62	13.75	100.00
14.001 - 14.500	2	$30,405.15	0.03	633	99.50	14.28	100.00
14.501 - 15.000	1	$14,443.19	0.01	669	99.25	14.65	100.00
15.501 - 16.000	2	$165,856.27	0.15	674	96.31	15.73	100.00
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Rate Ceiling	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
11.01 - 12.00	450	$17,307,528.27	15.96	738	72.38	5.20	99.77
12.01 - 13.00	337	$17,975,721.28	16.57	728	83.17	5.86	99.53
13.01 - 14.00	282	$23,419,599.75	21.59	709	98.09	7.03	98.98
14.01 - 15.00	278	$21,780,684.75	20.08	696	98.96	7.94	99.52
15.01 - 16.00	209	$13,188,385.65	12.16	676	97.55	8.82	100.00
16.01 - 17.00	88	$5,322,807.32	4.91	656	94.46	9.74	99.06
17.01 - 18.00	98	$4,679,425.43	4.31	646	94.18	10.56	98.83
18.01 - 19.00	47	$2,106,208.94	1.94	651	92.53	11.08	97.63
19.01 - 20.00	37	$1,361,412.52	1.26	621	92.38	11.66	97.46
20.01 - 21.00	25	$680,847.09	0.63	634	93.45	11.68	92.89
21.01 - 22.00	8	$219,671.18	0.20	655	98.94	12.06	100.00
22.01 - 23.00	7	$355,197.65	0.33	657	98.07	13.90	100.00
23.01 - 24.00	3	$46,829.71	0.04	641	99.93	13.44	100.00
24.01 - 25.00	1	$15,657.08	0.01	625	99.95	14.40	100.00
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Rate Floor	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
1.01 - 2.00	450	$17,307,528.27	15.96	738	72.38	5.20	99.77
2.01 - 3.00	337	$17,975,721.28	16.57	728	83.17	5.86	99.53
3.01 - 4.00	282	$23,419,599.75	21.59	709	98.09	7.03	98.98
4.01 - 5.00	278	$21,780,684.75	20.08	696	98.96	7.94	99.52
5.01 - 6.00	206	$13,121,012.25	12.10	676	97.54	8.80	100.00
6.01 - 7.00	88	$5,322,807.32	4.91	656	94.46	9.74	99.06
7.01 - 8.00	85	$4,184,861.94	3.86	648	94.25	10.58	100.00
8.01 - 9.00	54	$2,419,258.47	2.23	647	92.45	11.01	95.68
9.01 - 10.00	37	$1,338,920.16	1.23	618	91.86	11.51	97.42
10.01 - 11.00	28	$758,258.44	0.70	637	93.94	11.47	93.61
11.01 - 12.00	10	$281,576.44	0.26	654	98.92	11.95	100.00
12.01 - 13.00	10	$468,084.50	0.43	654	98.67	13.56	100.00
13.01 - 14.00	4	$66,005.97	0.06	642	99.93	13.43	100.00
14.01 - 15.00	1	$15,657.08	0.01	625	99.95	14.40	100.00
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35

* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Margin	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
-0.49 - 0.00	580	$23,218,790.95	21.41	738	73.10	5.24	99.83
0.01 - 0.50	103	$5,173,965.50	4.77	730	80.08	5.84	98.38
0.51 - 1.00	139	$8,957,128.54	8.26	717	91.07	6.33	99.44
1.01 - 1.50	143	$10,183,014.49	9.39	701	95.57	6.88	99.14
1.51 - 2.00	154	$13,841,909.83	12.76	713	100.22	7.30	98.50
2.01 - 2.50	152	$11,846,129.13	10.92	706	98.72	7.83	99.11
2.51 - 3.00	137	$10,564,641.72	9.74	677	97.97	8.32	100.00
3.01 - 3.50	119	$7,815,815.12	7.21	678	98.56	8.73	99.56
3.51 - 4.00	94	$4,982,090.58	4.59	670	94.40	9.37	99.27
4.01 - 4.50	40	$2,008,487.75	1.85	658	97.54	9.88	100.00
4.51 - 5.00	56	$3,283,925.27	3.03	648	96.32	10.27	99.63
5.01 >=	153	$6,584,077.74	6.07	634	96.09	11.76	99.24
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Utilization	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 10.00	34	$83,842.13	0.08	760	65.64	5.30	96.14
10.01 - 20.00	30	$315,558.78	0.29	766	68.67	5.64	100.00
20.01 - 30.00	41	$1,101,320.74	1.02	757	68.22	5.49	100.00
30.01 - 40.00	59	$1,522,394.32	1.40	752	72.55	5.48	100.00
40.01 - 50.00	62	$2,044,304.16	1.88	752	73.65	5.88	99.30
50.01 - 60.00	88	$2,895,840.02	2.67	733	76.52	6.15	99.51
60.01 - 70.00	84	$3,136,130.90	2.89	731	76.74	5.94	100.00
70.01 - 80.00	91	$3,680,176.38	3.39	728	80.55	6.28	99.67
80.01 - 90.00	133	$6,481,186.47	5.98	725	80.32	6.32	96.69
90.01 - 100.00	1,248	$87,199,222.72	80.40	694	94.44	7.76	99.49
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

FICO	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Not Available	44	$2,022,571.28	1.86	0	94.34	8.00	93.74
1 - 550	22	$1,196,179.68	1.10	518	99.62	9.65	100.00
551 - 575	22	$1,264,241.04	1.17	566	96.95	10.06	100.00
576 - 600	40	$2,207,159.79	2.03	591	92.01	9.39	100.00
601 - 625	71	$3,607,916.23	3.33	614	91.50	9.46	100.00
626 - 650	152	$9,621,244.30	8.87	639	94.47	8.67	100.00
651 - 675	207	$12,902,781.79	11.90	664	94.23	8.14	99.64
676 - 700	283	$18,122,441.13	16.71	688	96.36	7.56	99.43
701 - 725	284	$18,100,491.82	16.69	713	93.25	7.11	99.68
726 - 750	298	$17,684,379.42	16.30	737	88.69	6.80	99.23
751 - 775	273	$13,916,653.54	12.83	762	84.66	6.41	99.27
776 - 800	149	$6,651,480.54	6.13	784	77.73	6.02	98.74
801 - 825	24	$1,146,479.89	1.06	806	76.76	6.17	95.64
826 >=	1	$15,956.17	0.01	827	84.45	5.15	100.00
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Credit Grade	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Excellent	1,563	$93,540,908.41	86.24	707	91.00	7.20	99.46
Good	76	$3,166,968.42	2.92	660	91.30	10.21	100.00
Superior	231	$11,752,099.79	10.84	671	91.59	8.57	98.33
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Disposable Income	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
<= 2,000.00	106	3,353,637.72	3.09	717	76.26	6.88	98.97
2,000.01 - 2,500.00	153	5,486,700.38	5.06	703	86.53	7.35	99.09
2,500.01 - 3,000.00	172	6,732,878.91	6.21	700	87.29	7.28	99.5
3,000.01 - 3,500.00	223	10,465,086.63	9.65	694	94.76	8.03	100
3,500.01 - 4,000.00	202	11,575,241.16	10.67	700	97.42	7.53	99.28
4,000.01 - 4,500.00	170	9,525,364.71	8.78	701	91.71	7.54	100
4,500.01 - 5,000.00	168	10,365,496.80	9.56	690	93.9	7.52	100
5,000.01 - 5,500.00	127	7,846,267.24	7.23	698	91.59	7.71	98.77
5,500.01 - 6,000.00	105	5,877,040.13	5.42	701	90.05	7.34	100
6,000.01 - 6,500.00	78	5,103,611.76	4.71	697	93.06	7.49	98.74
6,500.01 - 7,000.00	71	5,861,966.33	5.4	693	92.97	7.4	97.83
7,000.01 - 7,500.00	50	3,450,146.19	3.18	703	87.21	7.19	99.27
7,500.01 - 8,000.00	41	3,434,084.18	3.17	705	90.33	7.37	100
8,000.01 - 8,500.00	39	2,913,877.60	2.69	714	90.33	6.87	100
8,500.01 - 9,000.00	21	1,901,597.43	1.75	691	88.39	8.17	97.12
9,000.01 - 9,500.00	22	1,870,413.23	1.72	726	92.21	7.16	100
9,500.01 - 10,000.00	21	1,924,445.71	1.77	731	88.03	6.75	100
10,000.01 >=	101	10,772,120.51	9.93	717	87.36	7.01	98.73
Total:	1,870	108,459,976.62	100	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Original Term	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
240	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Seasoning	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
5 - 6	280	15,238,499.91	14.05	703	87.13	7.52	100
7 - 8	815	45,753,632.44	42.18	704	89.9	7.39	99.78
9 - 10	362	18,598,266.37	17.15	703	88.3	6.91	98.8
11 - 12	160	10,483,733.96	9.67	695	97.83	7.44	100
13 - 14	57	4,903,000.84	4.52	711	99.52	7.91	98.49
15 - 16	52	4,648,510.43	4.29	696	99.62	7.55	98.12
17 - 18	40	3,885,261.71	3.58	706	93.62	7.72	99.12
19 - 20	20	2,070,305.36	1.91	710	99.14	7.6	100
21 >=	84	2,878,765.60	2.65	664	86.42	9.65	93.48
Total:	1,870	108,459,976.62	100	702	91.07	7.43	99.35

* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

Draw Term	Number of Loans		Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
118 - 120	1,870		$108,459,976.62	100.00	702	91.07	7.43	99.35
Total:	1,870		$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Remaining Draw Term	Number of Loans		Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
<= 24	4		$141,921.11	0.13	607	93.67	10.87	100
25 - 36	17		$465,315.89	0.43	681	87.3	10.68	92.23
37 - 48	42		$1,629,251.36	1.5	672	87.55	9.39	91.45
49 - 60	20		$623,947.96	0.58	644	83.51	9.36	98.03
97 - 108	234		$20,012,874.11	18.45	705	97.47	7.63	99.03
109 - 120	1,553		$85,586,666.19	78.91	702	89.71	7.31	99.62
Total:	1,870		$108,459,976.62	100	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Documentation Type	Number of Loans	$	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Full/Alt	976		$70,520,248.55	65.02	692	94.87	7.98	99.06
Reduced	894		$37,939,728.07	34.98	720	84.00	6.42	99.89
Total:	1,870		$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Property Type	Number of Loans		Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
2-4 Family	7		$294,844.56	0.27	727	78.47	7.31	100.00
Condo	90		$3,403,904.83	3.14	708	88.45	7.69	99.90
PUD	399		$26,993,888.81	24.89	700	92.88	7.60	99.74
Single Family Residence	1,374		$77,767,338.42	71.70	702	90.60	7.37	99.19
Total:	1,870		$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Occupancy Status	Number of Loans		Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Investment	18		$706,325.64	0.65	735	67.86	7.79	0.00
Primary	1,852		$107,753,650.98	99.35	702	91.22	7.43	100.00
Total:	1,870		$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Purpose	Number of Loans		Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
Purchase	31		$3,678,200.72	3.39	735	97.09	7.20	100.00
Refinance - Cash Out	1,838		$104,595,775.90	96.44	701	90.80	7.44	99.32
Refinance - Rate/Term	1		$186,000.00	0.17	756	125.00	7.38	100.00
Total:	1,870		$108,459,976.62	100.00	702	91.07	7.43	99.35

* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

CSFB	CREDIT SUISSE FIRST BOSTON

IRWIN HOME EQUITY MORTGAGE TRUST 2005-B

State	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
California	515	$39,356,550.80	36.29	712	85.30	7.02	99.13
Colorado	100	$8,141,638.35	7.51	701	104.04	7.92	99.35
Maryland	123	$7,089,648.94	6.54	711	90.52	7.40	100.00
Florida	131	$7,022,318.03	6.47	688	94.64	7.78	99.21
Washington	152	$6,982,429.66	6.44	687	94.29	8.21	100.00
Arizona	96	$4,367,691.88	4.03	681	93.44	8.08	100.00
Ohio	68	$3,721,048.73	3.43	696	107.05	7.49	100.00
Virginia	69	$3,714,127.19	3.42	705	88.26	6.90	97.65
Illinois	77	$3,484,256.77	3.21	690	93.26	7.62	100.00
Pennsylvania	75	$2,940,652.58	2.71	712	89.39	6.57	99.25
Connecticut	55	$2,922,788.09	2.69	706	83.48	6.86	100.00
Michigan	60	$2,455,315.55	2.26	682	89.85	8.04	97.86
Massachusetts	45	$2,403,746.46	2.22	685	87.55	8.18	97.72
Missouri	37	$2,111,098.09	1.95	704	111.19	7.92	100.00
Nevada	31	$2,007,380.25	1.85	706	91.75	7.90	100.00
Other	236	$9,739,285.25	8.98	695	91.67	7.62	99.58
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Prepay Penalty Period	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
0	203	$8,681,743.86	8.00	707	82.51	7.77	96.21
24	39	$2,040,551.13	1.88	715	76.75	6.49	100.00
36	946	$67,740,948.61	62.46	696	96.09	7.85	99.64
48	2	$125,867.38	0.12	767	83.54	6.44	100.00
60	680	$29,870,865.64	27.54	712	83.18	6.47	99.54
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35
* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV.

Lien Position	Number of Loans	Aggregate Balance	% of Loans by Balance	Weighted Average FICO	*Weighted Average Comb. LTV	Weighted Average Coupon	% Owner Occupied
1	84	$12,143,840.59	11.2	698	109.66	7.35	98.76
2	1,786	$96,316,136.03	88.8	702	88.73	7.44	99.42
Total:	1,870	$108,459,976.62	100.00	702	91.07	7.43	99.35

* LTV for all HELOCs are capped at 100.00% and may have junior liens which are factored in the Combined LTV